First Eagle Credit Opportunities Fund

Schedule of Investments

September 30, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)

SENIOR LOANS(a) - 119.3%

Advertising - 1.6%
MH Sub I LLC, Term Loan - Second Lien
(ICE LIBOR USD 1 Month + 6.25%), 6.34%, 2/23/2029	999,000	1,016,637
Research Now Group, Inc., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.50%, 12/20/2024	993,543	984,333
		2,000,970
Aerospace & Defense - 6.1%
HDT Holdco, Inc., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.75%, 0.75% Floor), 7/8/2027‡(d)	2,962,500	2,932,875
MAG DS Corp., Term Loan B - First Lien
(ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.50%, 4/1/2027‡(b)(c)	1,732,500	1,615,556
New Constellis Borrower LLC, Term Loan B - First Lien
(ICE LIBOR USD 1 Month + 7.50%, 1.00% Floor), 8.50%, 3/27/2024‡	2,949,748	2,944,837
		7,493,268
Air Freight & Logistics - 1.0%
AIT Worldwide Logistics Holdings, Inc., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 4.75%, 0.75% Floor), 5.50%, 4/6/2028(b)	250,000	251,250
Lasership, Inc., Term Loan - Second Lien
(ICE LIBOR USD 3 Month + 7.50%, 0.75% Floor), 8.25%, 5/7/2029‡	1,000,000	1,005,000
		1,256,250
Apparel, Accessories & Luxury Goods - 0.1%
Outerstuff LLC, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 12/31/2023(d)	106,388	82,417

Application Software - 5.6%
Blackboard, Inc., Term Loan B-5 - First Lien
(ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 6/30/2024(b)	2,989,861	3,011,911
Cloudera, Inc., Term Loan - Second Lien
(ICE LIBOR USD + 6.00%, 0.50% Floor), 8/10/2029‡(d)	1,000,000	1,000,000
Hyland Software, Inc., Term Loan - Second Lien
(ICE LIBOR USD 1 Month + 6.25%, 0.75% Floor), 7.00%, 7/7/2025	250,000	253,750
PDF Tron Systems, Inc., Delayed Draw Term Loan - First Lien
(ICE LIBOR USD 1 Month + 5.50%, 1.00% Floor), 1/1/2028‡(c)(d)(e)	225,023	220,522
PDF Tron Systems, Inc., Term Loan - First Lien
(ICE LIBOR USD 1 Month + 5.50%, 1.00% Floor), 6.50%, 7/13/2027‡(c)(e)	1,125,114	1,102,612
TMA Buyer LLC, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.75%, 9/30/2027‡(b)(c)(e)	1,257,862	1,238,994
		6,827,789
Building Products - 1.3%
Brook and Whittle Holding Corp., Term Loan 2 - First Lien
(ICE LIBOR USD 1 Month + 5.75%, 1.00% Floor), 6.75%, 10/17/2024‡(b)(c)(e)	1,229,341	1,229,341
Brook and Whittle Holding Corp., Term Loan 3 - First Lien
(ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 10/17/2024‡(b)(c)(e)	387,037	387,037
		1,616,378
Commodity Chemicals - 0.6%
A&A Global Imports, LLC, Revolver
(ICE LIBOR USD 1 Month + 6.00%, 1.00% Floor), 1/1/2028‡(c)(d)(e)	6,536	6,471
A&A Global Imports, LLC, Term Loan - First Lien
(ICE LIBOR USD 1 Month + 6.00%, 1.00% Floor), 7.00%, 6/1/2026‡(c)(e)	778,627	770,840
		777,311

See Notes to Schedule of Invesments.	(Continued)

First Eagle Credit Opportunities Fund

Schedule of Investments

September 30, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)
Communications Equipment - 1.6%
SonicWall US Holdings Inc., Term Loan - Second Lien
(ICE LIBOR USD 3 Month + 7.50%), 7.63%, 5/18/2026	2,000,000	1,989,500

Consumer Finance - 2.8%
NAC Holding Corp., 2021 Delayed Draw Term Loan - First Lien
(ICE LIBOR USD 1 Month + 4.75%, 1.00% Floor), 5.75%, 9/30/2024‡(b)(c)(e)	1,000,000	1,000,000
NAC Holding Corp., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 4.75%, 1.00% Floor), 5.75%, 9/28/2024‡(b)(c)(e)	1,927,864	1,927,864
Riveron Consulting LLC, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.75%, 5/22/2025‡(b)(c)(e)	509,217	509,217
		3,437,081
Distributors - 2.5%
Deliver Buyer, Inc., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 7.25%, 5/1/2024(b)	2,979,962	2,993,938

Diversified Chemicals - 1.6%
AgroFresh, Inc., Term Loan - First Lien
(ICE LIBOR USD 1 Month + 6.25%, 1.00% Floor), 7.25%, 12/31/2024(b)	1,916,493	1,928,874

Diversified Metals & Mining - 0.6%
Dynacast International LLC, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 9.25%, 1.00% Floor), 10.25%, 10/22/2025‡(b)	290,776	300,226
Dynacast International LLC, Term Loan B - First Lien
(ICE LIBOR USD 3 Month + 4.75%, 1.00% Floor), 5.75%, 7/22/2025‡(b)	330,943	332,598
		632,824
Education Services - 0.8%
American Public Education, Inc. Term Loan B - First Lien
(ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.50%, 10/28/2027‡	1,000,000	1,002,500

Electric Utilities - 0.9%
New Frontera Holdings LLC, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 13.00%, 1.00% Floor), 14.00%, 7/28/2026‡(e)	997,500	1,027,425

Electronic Manufacturing Services - 2.2%
Creation Technologies, Inc., Term Loan - First Lien
(ICE LIBOR USD + 5.50%, 0.50% Floor), 9/14/2028‡(d)	250,000	249,062
Natel Engineering Company, Inc., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 4/30/2026(d)	2,500,000	2,444,800
		2,693,862
Environmental and Facilities Services - 1.2%
OWL Landfill Services LLC, Term Loan - First Lien
(ICE LIBOR USD 1 Month + 5.75%, 1.00% Floor), 6.75%, 6/30/2026‡(c)(e)	1,411,765	1,390,589

Health Care Facilities - 2.3%
ConvenientMD, Initial Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 6/15/2027‡(c)(e)	1,745,625	1,719,441
Quorum Health Resources, LLC, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.75%, 5/28/2027‡(b)(e)	1,078,652	1,067,865
		2,787,306

See Notes to Schedule of Invesments.	(Continued)

First Eagle Credit Opportunities Fund

Schedule of Investments

September 30, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)
Health Care Services - 13.0%
Anne Arundel Dermatology Management LLC, Delayed Draw Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 1/1/2028‡(c)(d)(e)	527,187	524,551
Anne Arundel Dermatology Management LLC, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.50%, 1.00% Floor), 7.50%, 10/16/2025‡(b)(c)(e)	1,003,810	998,791
CC Amulet Management, LLC, Revolver
(Prime + 4.00%), 1/1/2028‡(c)(d)(e)	15,844	15,606
CC Amulet Management, LLC, Term Loan - First Lien
(ICE LIBOR USD 2 Month + 5.00%, 1.00% Floor), 6.00%, 8/31/2027‡(b)(c)(e)	1,713,956	1,688,247
Community Based Care Acquisition Inc., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.50%, 9/15/2027‡(b)(c)(e)	2,268,293	2,222,927
Community Based Care Acquisition, Inc., Revolver
(ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 9/15/2027‡(c)(d)(e)	109,756	107,561
Epic School Staffing Holdco, Inc., Delayed Draw Term Loan - First Lien
(ICE LIBOR USD + 6.25%), 2/5/2027‡(c)(d)(e)	1,000,000	1,000,000
(ICE LIBOR USD + 6.25%, 1.00% Floor), 2/5/2027‡(c)(d)(e)	486,486	486,486
Epic School Staffing Holdco, Inc., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 2/5/2027‡(b)(c)(e)	2,500,946	2,500,946
Integrated Pain Management Medical Group, Inc., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.50%, 1.00% Floor), 7.50%, 5/28/2026‡(c)(e)	859,671	842,478
National Mentor Holdings, Inc., Term Loan - Second Lien
(ICE LIBOR USD 3 Month + 7.25%, 0.75% Floor), 8.00%, 3/2/2029	2,000,000	2,037,500
SM Wellness Holdings, Inc.,-Delayed Draw Term Loan - First Lien
(ICE LIBOR USD 3 Month + 4.75%, 0.75% Floor), 4/17/2028‡(b)(d)	73,846	73,846
SM Wellness Holdings, Inc.,-Initial Term Loan - First Lien
(ICE LIBOR USD 12M + 4.75%, 0.75% Floor), 5.50%, 4/17/2028‡(b)	886,154	886,154
Upstream Newco, Inc., Term Loan - First Lien
(ICE LIBOR USD 1 Month + 4.25%), 4.33%, 11/20/2026	250,000	250,352
Women's Care Holdings, Inc., Term Loan B - Second Lien
(ICE LIBOR USD 3 Month + 8.25%, 0.75% Floor), 9.00%, 1/12/2029(b)	2,179,247	2,184,248
		15,819,693
Health Care Supplies - 3.1%
Lifescan Global Corp., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.00%), 10/1/2024(b)(d)	3,796,792	3,770,291

Heavy Electrical Equipment - 1.8%
Arcline FM Holdings, LLC, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 4.75%, 0.75% Floor), 5.50%, 6/23/2028‡	2,114,042	2,119,327

Hotels, Resorts & Cruise Lines - 0.7%
AP Gaming I LLC, Term Loan B-1 - First Lien
(ICE LIBOR USD 3 Month + 13.00%, 1.00% Floor), 14.00%, 2/15/2024‡(b)	533,250	554,580
Stats Intermediate Holdings LLC, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.25%), 5.37%, 7/10/2026(b)	239,341	239,191
		793,771

See Notes to Schedule of Invesments.	(Continued)

First Eagle Credit Opportunities Fund

Schedule of Investments

September 30, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)
Household Products - 1.6%
Lash Opco LLC, Term Loan - First Lien
(Prime + 6.00%), 9.25%, 3/18/2026‡(b)(c)(e)	1,933,064	1,933,064

Industrial Machinery - 0.4%
Engineered Machinery Holdings, Inc., Term Loan - Second Lien
(ICE LIBOR USD 3 Month + 6.50%, 0.75% Floor), 7.25%, 5/21/2029‡	500,000	505,625

Insurance Brokers - 3.9%
Newcleus LLC,Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.50%, 1.00% Floor), 6.50%, 8/2/2026‡(b)(c)(e)	1,186,441	1,168,644
Portfolio Holding Inc. (Turbo Buyer), Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 12/2/2025‡(b)(c)(e)	2,000,000	2,000,000
RXB Holdings, Inc., Term Loan - First Lien
(ICE LIBOR USD + 4.50%, 0.75% Floor), 5.25%, 12/20/2027‡	249,375	250,934
Socius Insurance Services, Inc., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 4/15/2026‡(c)(e)	1,228,070	1,203,509
		4,623,087
Interactive Media & Services - 1.1%
Ingenio LLC, Term Loan - First Lien
(ICE LIBOR USD 1 Month + 7.00%, 1.00% Floor), 8.00%, 8/3/2026‡(b)(c)(e)	1,408,966	1,387,832

Internet Services & Infrastructure - 1.7%
DCert Buyer, Inc., Term Loan - Second Lien
(ICE LIBOR USD 1 Month + 7.00%), 7.08%, 2/19/2029	2,000,000	2,023,120

IT Consulting & Other Services - 11.3%
Alpine SG LLC, Term Loan - First Lien
(ICE LIBOR USD 1 Month + 5.75%, 1.00% Floor), 6.75%, 11/16/2022‡(b)(c)(e)	2,000,000	2,000,000
Alpine SG LLC, Term Loan - First Lien
(ICE LIBOR USD 1 Month + 6.50%, 1.00% Floor), 7.50%, 11/16/2022‡(b)(c)(e)	2,219,260	2,219,260
MarkLogic Corp., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 10/20/2025‡(b)(c)(e)	1,764,304	1,746,661
Marlin DTC - LS Midco 2 LLC, Term Loan 2A - First Lien
(ICE LIBOR USD 3 Month + 6.50%, 1.00% Floor), 7.50%, 7/1/2025‡(b)(c)(e)	1,573,219	1,573,219
Park Place Technologies LLC, Term Loan - First Lien
(ICE LIBOR USD 1 Month + 5.00%, 1.00% Floor), 11/10/2027(b)(d)	3,961,217	3,965,753
Trace3 LLC, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.75%, 1.00% Floor), 7.75%, 8/3/2024‡(b)(c)(e)	1,688,538	1,688,538
Veregy Consolidated, Inc., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 11/3/2027‡(b)	496,250	498,731
		13,692,162
Managed Health Care - 0.8%
Mamba Purchaser, Inc., Term Loan - First Lien
(ICE LIBOR USD + 3.75%, 0.50% Floor), 9/29/2028‡(d)	1,000,000	1,001,565

Metal & Glass Containers - 1.6%
Pretium PKG Holdings, Inc., Term Loan - Second Lien
(ICE LIBOR USD + 6.75%, 0.50% Floor), 9/22/2029‡(d)	1,963,091	1,977,814

Movies and Entertainment - 1.1%
Crown Finance US, Inc., Term Loan B-1 - First Lien
(ICE LIBOR USD 3 Month + 7.00%, 1.00% Floor), 8.00%, 5/23/2024(b)	1,082,512	1,341,416

See Notes to Schedule of Invesments.	(Continued)

First Eagle Credit Opportunities Fund

Schedule of Investments

September 30, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)
Multi-Sector Holdings - 1.7%
ABG Intermediate Holdings 2 LLC, Term Loan - First Lien
(ICE LIBOR USD + 5.25%, 1.00% Floor), 9/27/2024‡(d)	1,994,962	1,999,950

Oil & Gas Equipment & Services - 0.8%
NWN Parent Holdings LLC, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 7.25%, 5/7/2026‡(b)(c)(e)	989,694	979,797

Other Diversified Financial Services - 1.6%
Evergreen Services Group LLC, Term Loan - First Lien
(ICE LIBOR USD 1 Month + 7.25%, 1.00% Floor), 8.25%, 6/6/2023‡(b)(c)(e)	1,926,495	1,926,495

Packaged Foods & Meats - 1.7%
Alpine US Bidco LLC, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.25%, 0.75% Floor), 6.00%, 4/28/2028‡	2,000,000	2,015,000

Paper Packaging - 0.7%
Advanced Web Technologies, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.75%, 1.00% Floor), 6.75%, 12/17/2026‡(b)(c)(e)	804,760	804,760

Personal Products - 5.8%
Milk Specialties Company, Term Loan - Second Lien
(ICE LIBOR USD 3 Month + 7.50%, 0.75% Floor), 8.25%, 2/16/2026‡(c)	3,000,000	3,015,000
Olaplex, Inc., Term Loan - First Lien
(ICE LIBOR USD 1 Month + 6.25%, 1.00% Floor), 7.25%, 1/8/2026‡(b)	1,471,517	1,460,481
Revlon Consumer Products Corp., Term Loan - Second Lien
(ICE LIBOR USD 3 Month + 5.75%, 1.75% Floor), 7.50%, 5/7/2024‡(e)	2,500,000	2,493,750
		6,969,231
Pharmaceuticals - 6.5%
Alvogen Pharma US, Inc., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.25%, 1.00% Floor), 6.25%, 12/31/2023	4,012,084	3,883,798
Ani Pharmaceuticals, Inc., Term Loan - First Lien
(ICE LIBOR USD + 6.00%, 0.75% Floor), 5/24/2027(d)	3,000,000	3,018,750
Carestream Health, Inc., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.75%, 1.00% Floor), 7.75%, 5/8/2023(b)	947,179	952,904
		7,855,452
Real Estate Services - 4.8%
Avison Young (Canada), Inc., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.00%), 1/31/2026(d)	2,987,206	2,957,349
Hudson's Bay Co ULC, Term Loan - Second Lien
(ICE LIBOR USD 1 Month + 7.33%, 1.00% Floor), 8.33%, 9/29/2026‡(b)(c)(e)	3,000,000	2,941,138
		5,898,487
Reinsurance - 0.8%
Renaissance Holding Corp., Term Loan - Second Lien
(ICE LIBOR USD 1 Month + 7.00%), 7.08%, 5/29/2026(b)	1,000,000	1,005,625

Research & Consulting Services - 2.0%
Camin Cargo Control, Inc., Initial Term Loan - First Lien
(ICE LIBOR USD 1 Month + 6.50%, 1.00% Floor), 7.50%, 6/4/2026‡(c)(e)	750,000	742,500
Cedar Services Group, LLC, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 6/9/2027‡(c)(e)	680,934	670,720

See Notes to Schedule of Invesments.	(Continued)

First Eagle Credit Opportunities Fund

Schedule of Investments

September 30, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)
Lereta LLC, Term Loan - First Lien
(ICE LIBOR USD 1 Month + 5.25%, 0.75% Floor), 6.00%, 7/30/2028‡	250,000	250,625
Teneo Holdings LLC, Term Loan B - First Lien
(ICE LIBOR USD 1 Month + 5.25%, 1.00% Floor), 6.25%, 7/11/2025(b)	222,972	222,461
VT Topco, Inc., Term Loan - Second Lien
(ICE LIBOR USD 1 Month + 6.75%, 0.75% Floor), 7.50%, 7/31/2026‡	500,000	503,750
		2,390,056
Security & Alarm Services - 0.9%
Superhero Fire Protection LLC, Revolver
(ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 1/1/2028‡(c)(d)(e)	7,994	7,874
Superhero Fire Protection LLC, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 7.25%, 9/1/2026‡(b)(c)(e)	1,147,826	1,130,609
		1,138,483
Specialized Finance - 5.2%
ECL Entertainment, LLC, Term Loan - First Lien
(ICE LIBOR USD 1 Month + 7.50%, 0.75% Floor), 8.25%, 5/1/2028‡(b)	1,996,596	2,049,007
iLending, LLC, Term Loan - First Lien
(ICE LIBOR USD 1 Month + 6.50%, 1.00% Floor), 7.50%, 6/21/2026‡(c)(e)	1,182,906	1,182,906
QualTek USA, LLC, Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.25%, 1.00% Floor), 7.25%, 7/18/2025‡(c)	3,073,566	3,045,397
		6,277,310
Specialty Stores - 0.8%
Travelcenters of America, Inc., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 12/14/2027‡(b)(c)	995,000	1,019,875

Systems Software - 5.8%
Idera, Inc., Term Loan- Second Lien
(ICE LIBOR USD 3 Month + 6.75%, 0.75% Floor), 7.50%, 3/2/2029‡	2,000,000	2,015,000
McAfee Enterprise, Term Loan - Second Lien
(ICE LIBOR USD 1 Month + 8.25%, 0.75% Floor), 7/27/2029‡(d)	2,000,000	2,000,000
Redstone Hold Corp., Term Loan - Second Lien
(ICE LIBOR USD 3 Month + 7.75%, 0.75% Floor), 4/27/2029(d)	3,000,000	2,932,500
		6,947,500
Trading Companies & Distributors - 2.6%
Apex Service Partners LLC, Delayed Draw Term Loan - First Lien
(ICE LIBOR USD 6 Month + 5.25%, 1.00% Floor), 7/31/2025‡(c)(d)(e)	133,333	132,000
Apex Service Partners LLC, Revolver - First Lien
(ICE LIBOR USD 1 Month + 4.50%, 1.00% Floor), 7/31/2024‡(c)(d)(e)	11,312	11,199
Apex Service Partners LLC, Term Loan - First Lien
(ICE LIBOR USD 6 Month + 5.25%, 1.00% Floor), 6.25%, 7/31/2025‡(b)(c)(e)	533,333	528,000
PetroChoice Holdings, Inc., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 5.00%, 1.00% Floor), 8/19/2022‡(d)	2,565,177	2,491,428
		3,162,627
Trucking - 2.7%
A and R Logistics Holdings, Inc., Term Loan - First Lien
(ICE LIBOR USD 3 Month + 6.00%, 1.00% Floor), 7.00%, 5/3/2025‡(c)(e)	3,330,089	3,330,089

TOTAL SENIOR LOANS (Cost $143,121,519)		144,647,786

See Notes to Schedule of Invesments.	(Continued)

First Eagle Credit Opportunities Fund

Schedule of Investments

September 30, 2021 (unaudited)

Investments	Principal Amount ($)	Value ($)
CORPORATE BONDS - 8.6%

Airlines - 1.8%
American Airlines, Inc.
5.50%, 4/20/2026(f)	1,000,000	1,051,250
5.75%, 4/20/2029(f)	1,000,000	1,077,500
		2,128,750
Diversified Consumer Services - 0.8%
WW International, Inc.
4.50%, 4/15/2029(f)	1,000,000	979,063

Entertainment - 2.5%
Allen Media, LLC
10.50%, 2/15/2028(f)	3,000,000	3,081,000

Media - 0.2%
Clear Channel Outdoor Holdings, Inc.
7.50%, 6/1/2029(f)	250,000	260,000

Software - 2.4%
Rocket Software, Inc.
6.50%, 2/15/2029(f)	3,000,000	2,970,000

Specialty Retail - 0.9%
Michaels Cos, Inc. (The)
7.88%, 5/1/2029(f)	1,000,000	1,039,225

TOTAL CORPORATE BONDS (Cost $10,090,733)		10,458,038

Investments	Shares	Value ($)
COMMON STOCKS - 0.0%(g)

Electric Utilities - 0.0%(g)
New Frontera Holdings, LLC *‡(e) (Cost $–)	62,500	46,875

SHORT-TERM INVESTMENTS - 11.8%

Investment Companies - 11.8%
JP Morgan U.S. Government Money Market Fund, Capital Shares, 0.03%, (h)
(Cost $14,364,061)	14,364,061	14,364,061

Total Investments - 139.7% (Cost $167,576,313)		169,516,760
Liabilities in excess of other assets - (39.7%)		(48,209,377)
Net Assets - 100.0%		121,307,383

*	Non-income producing security.
‡	Value determined using significant unobservable inputs.
(a)	Senior loans pay interest at rates that are periodically determined on the basis of a floating benchmark lending rate, sometimes subject to a floor, plus a spread, unless otherwise indicated. The most popular benchmark lending rates are LIBOR, the rate that contributor banks in London charge each other for interbank deposits, and the prime rate offered by one or more major U.S. banks (“Prime”). Both LIBOR and Prime were utilized as benchmark lending rates for the senior loans at September 30, 2021. The rates shown represent the contractual rates (benchmark rate or floor plus spread) in effect at period end.
(b)	The credit facility is secured by a lien on all or a portion of the security.
(c)	Represents a security that is subject to legal or contractual restrictions on resale. The Fund generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale and may be deemed to be “restricted securities” under the Securities Act.
(d)	All or a portion of this position has not yet settled as of September 30, 2021. The Fund will not accrue interest on its Senior Loans until the settlement date at which point LIBOR or Prime will be established.
(e)	Security fair valued as of September 30, 2021 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at September 30, 2021 amounted to $52,655,118, which represents approximately 43.41% of net assets of the Fund.
(f)	Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at September 30, 2021 amounted to $10,458,038, which represents approximately 8.62% of net assets of the Fund.
(g)	Represents less than 0.05% of net assets.
(h)	Represents 7-day effective yield as of September 30, 2021.

Abbreviations
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
USD	United States Dollar

See Notes to Schedule of Invesments.	(Continued)

First Eagle Credit Opportunities Fund

Schedule of Investments

September 30, 2021 (unaudited)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Advertising	1.6%
Aerospace & Defense	6.1
Air Freight & Logistics	1.0
Airlines	1.8
Apparel, Accessories & Luxury Goods	0.1
Application Software	5.6
Building Products	1.3
Commodity Chemicals	0.6
Communications Equipment	1.6
Consumer Finance	2.8
Distributors	2.5
Diversified Chemicals	1.6
Diversified Consumer Services	0.8
Diversified Metals & Mining	0.6
Education Services	0.8
Electric Utilities	0.9
Electronic Manufacturing Services	2.2
Entertainment	2.5
Environmental and Facilities Services	1.2
Health Care Facilities	2.3
Health Care Services	13.0
Health Care Supplies	3.1
Heavy Electrical Equipment	1.8
Hotels, Resorts & Cruise Lines	0.7
Household Products	1.6
Industrial Machinery	0.4
Insurance Brokers	3.9
Interactive Media & Services	1.1
Internet Services & Infrastructure	1.7
IT Consulting & Other Services	11.3
Managed Health Care	0.8
Media	0.2
Metal & Glass Containers	1.6
Movies and Entertainment	1.1
Multi-Sector Holdings	1.7
Oil & Gas Equipment & Services	0.8
Other Diversified Financial Services	1.6
Packaged Foods & Meats	1.7
Paper Packaging	0.7
Personal Products	5.8
Pharmaceuticals	6.5
Real Estate Services	4.8
Reinsurance	0.8
Research & Consulting Services	2.0
Security & Alarm Services	0.9
Software	2.4
Specialized Finance	5.2
Specialty Retail	0.9
Specialty Stores	0.8
Systems Software	5.8
Trading Companies & Distributors	2.6
Trucking	2.7
Short-Term Investments	11.8
Total Investments	139.7%

See Notes to Schedule of Invesments.	(Continued)

First Eagle Credit Opportunities Fund

Notes to Schedule of Investments (unaudited)

Note 1 – Organization

First Eagle Credit Opportunities Fund (the “Fund”) is a newly organized non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that continuously offers its shares of beneficial interest (the “Common Shares”), and is operated as an “interval fund.” The Fund was organized as a Delaware statutory trust on July 8, 2020, pursuant to a Declaration of Trust governed by the laws of the State of Delaware as amended and restated by the Amended and Restated Declaration of Trust, dated as of September 4, 2020.

The Fund’s primary investment objective is to provide current income, with a secondary objective of providing long-term risk-adjusted returns. The Fund seeks to achieve its investment objective by investing in a portfolio of a variety of credit asset classes. The Fund will invest, under normal market conditions, at least 80% of its Managed Assets, defined as total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes), in a credit portfolio of below investment grade credit assets including syndicated bank loans, middle market “club” loans (senior secured loans in middle market companies funded by an arranged group of lenders that generally does not involve syndication), direct lending (consisting of first lien loans, including unitranche loans), asset-based loans, and high-yield bonds (commonly referred to as “junk” bonds).

The Fund currently offers two classes of Common Shares: Class A Shares and Class I Shares. The Fund has been granted exemptive relief (the "Exemptive Relief") from the Securities and Exchange Commission (the "SEC") that permits the Fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees. The Fund may offer additional classes of shares in the future.

First Eagle Investment Management, LLC (“FEIM” or the “Adviser “) is the investment adviser of the Fund. The Adviser is a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”). A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone, Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

First Eagle Alternative Credit, LLC (“FEAC” or the “Subadviser”), in its capacity as the alternative credit group of FEIM, serves as the Fund’s investment subadviser. The Subadviser is an investment adviser for both direct lending and broadly syndicated investments, through public and private vehicles, collateralized loan obligations, separately managed accounts and commingled funds. The Subadviser was formed in 2009 under the name THL Credit Advisors LLC. In January 2020, the Subadviser was acquired by FEIM and is a wholly-owned subsidiary of the Adviser.

Note 2 - Significant Accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards (the “FASB”) Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a.	Investments in Subsidiaries - The First Eagle Credit Opportunities Fund SPV, LLC (the “SPV”), established on January 11, 2021, is a wholly-owned Delaware limited liability company, which functions as the Fund’s special purpose, bankruptcy-remote, financing subsidiary. The consolidated financial statements include the accounts of the First Eagle Credit Opportunities Fund and the SPV. All intercompany transactions and balances have been eliminated. As of September 30, 2021, the SPV has $32,693,351 in net assets, representing 26.95% of the Credit Opportunities Fund’s net assets.

b.	Investment Valuation - The Fund’s net asset value (“NAV”) per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The Fund computes its NAV per share as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading.

Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Fund’s Board of Trustees (the “Board”) has adopted methods for determining the fair value of such securities and other assets.

The Fund’s securities are valued by various methods, as described below:

Senior Loans are primarily valued by using a composite loan price at the mean of the bid and ask prices from an approved pricing service. Investments, including Direct Loans, which are in their early stages of a private investment are generally fair valued at their cost which approximates market value and are monitored by FEIM and FEAC (individually or collectively referred to as “First Eagle Management”) for any significant positive or negative events that would impact valuation of the investment. Senior Loans refers to Loans and Assignments, Bank Loans, Direct Lending and Middle Market “Club” Loans.

All bonds, whether listed on an exchange or traded in the over-the counter market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of trading on the NYSE (normally 4:00 PM EST), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable instruments and the various relationships between instruments in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique features of the instrument in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. First Eagle Management's Oversight Committee, at least annually, will review the pricing service’s inputs, methods, models, assumptions for its evaluated prices.

Non-exchange traded equity securities may be valued at prices supplied by the Fund’s pricing agent based on the average of the bid/ask prices quoted by brokers that are knowledgeable about the securities. If broker quotes are unavailable then the equity will be fair valued pursuant to procedures adopted by the Board.

Investment companies, including money market funds, are valued at their net asset value.

If a price is not available from an independent pricing service or broker, or if the price provided is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. Fair value methods may include, but are not limited to, the use of market comparable and/or income approach methodologies. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of the investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities;

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.);

Level 3 — Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The two primary significant unobservable inputs used in the fair value measurement of the Fund’s debt investments is the weighted average cost of capital, or WACC, and the comparative yield. Significant increases (decreases) in the WACC or in the comparative yield in isolation would result in a significantly lower (higher) fair value measurement. In determining the WACC, for the income, or yield approach, the Company considers current market yields and multiples, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate WACC to use in the income approach. In determining the comparative yield, for the income, or yield approach, the Company considers current market yields and multiples, weighted average cost of capital, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis.

The primary significant unobservable input used in the fair value measurement of the Fund’s equity investments, investments in warrants, and other debt investments using a market approach is the EBITDA multiple adjusted by management for differences between the investment and referenced comparables, or the multiple. Significant increases (decreases) in the multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the multiple for the market approach, the Company considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate multiple to use in the market approach.

Fair valuation of securities, other financial instruments or other assets (collectively, “securities”) held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Credit Valuation and Allocation Committee to oversee the execution of the valuation and liquidity procedures for the Fund.

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities.

The following table summarizes the valuation of the Fund’s investments under the fair value hierarchy levels as of September 30, 2021:

Description	Level 1	Level 2	Level 3‡	Total
Assets:
Common Stocks	$–	$–	$46,875	$46,875
Corporate Bonds	–	10,458,038	–	10,458,038
Senior Loans
Advertising	–	2,000,970	–	2,000,970
Aerospace & Defense	–	–	7,493,268	7,493,268
Air Freight & Logistics	–	251,250	1,005,000	1,256,250
Apparel, Accessories & Luxury Goods	–	82,417	–	82,417
Application Software	–	3,265,661	3,562,128	6,827,789
Building Products	–	–	1,616,378	1,616,378
Commodity Chemicals	–	–	777,311	777,311
Communications Equipment	–	1,989,500	–	1,989,500
Consumer Finance	–	–	3,437,081	3,437,081
Distributors	–	2,993,938	–	2,993,938
Diversified Chemicals	–	1,928,874	–	1,928,874
Diversified Metals & Mining	–	–	632,824	632,824
Education Services	–	–	1,002,500	1,002,500
Electric Utilities	–	–	1,027,425	1,027,425
Electronic Manufacturing Services	–	2,444,800	249,062	2,693,862
Environmental and Facilities Services	–	–	1,390,589	1,390,589
Health Care Facilities	–	–	2,787,306	2,787,306
Health Care Services	–	4,472,100	11,347,593	15,819,693
Health Care Supplies	–	3,770,291	–	3,770,291
Heavy Electrical Equipment	–	–	2,119,327	2,119,327
Hotels, Resorts & Cruise Lines	–	239,191	554,580	793,771
Household Products	–	–	1,933,064	1,933,064
Industrial Machinery	–	–	505,625	505,625
Insurance Brokers	–	–	4,623,087	4,623,087
Interactive Media & Services	–	–	1,387,832	1,387,832
Internet Services & Infrastructure	–	2,023,120	–	2,023,120
IT Consulting & Other Services	–	3,965,753	9,726,409	13,692,162
Managed Health Care	–	–	1,001,565	1,001,565
Metal & Glass Containers	–	–	1,977,814	1,977,814
Movies and Entertainment	–	1,341,416	–	1,341,416
Multi-Sector Holdings	–	–	1,999,950	1,999,950
Oil & Gas Equipment & Services	–	–	979,797	979,797
Other Diversified Financial Services	–	–	1,926,495	1,926,495
Packaged Foods & Meats	–	–	2,015,000	2,015,000
Paper Packaging	–	–	804,760	804,760
Personal Products	–	–	6,969,231	6,969,231
Pharmaceuticals	–	7,855,452	–	7,855,452
Real Estate Services	–	2,957,349	2,941,138	5,898,487
Reinsurance	–	1,005,625	–	1,005,625
Research & Consulting Services	–	222,461	2,167,595	2,390,056
Security & Alarm Services	–	–	1,138,483	1,138,483
Specialized Finance	–	–	6,277,310	6,277,310
Specialty Stores	–	–	1,019,875	1,019,875
Systems Software	–	2,932,500	4,015,000	6,947,500
Trading Companies & Distributors	–	–	3,162,627	3,162,627
Trucking	–	–	3,330,089	3,330,089
Total Senior Loans	–	45,742,668	98,905,118	144,647,786

Short-Term Investments
Investment Companies	14,364,061	–	–	14,364,061
Total Assets	$14,364,061	$56,200,706	$98,951,993	$169,516,760

Liabilities
Unfunded Commitments*	$–	$–	$(27,697)	$(27,697)
Total	$14,364,061	$56,200,706	$98,924,296	$169,489,063

‡ Value determined using significant unobservable inputs.

* Unfunded commitments are presented at net unrealized appreciation (depreciation).

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Senior Loans	Warrants	Unfunded Commitments*	Total
Beginning Balance —market value	$—	$29,327,686	$149,313	$—	$29,476,999
Purchases(1)	—	85,274,889	—	—	85,274,889
Sales(2)	—	(15,421,467)	(274,501)	—	(15,695,968)
Transfer In — Level 3	—	3,958,369	—	—	3,958,369
Transfer Out — Level 3	—	(5,302,700)	—	—	(5,302,700)
Accrued discounts/ (premiums)	—	147,690	—	—	147,690
Realized Gains (Losses)	—	94,541	274,501	—	369,042
Change in Unrealized Appreciation (Depreciation)	46,875	826,110	(149,313)	(27,697)	695,975
Ending Balance — market value	$46,875	$98,905,118	$—	$(27,697)	$98,924,296
Change in unrealized gains or (losses) relating to assets still held at reporting date	$46,875	$826,110	$—	$(27,697)	$845,288

(1)	Purchases include all purchases of securities and securities received in corporate actions.

(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

* Unfunded commitments are presented at net unrealized appreciation (depreciation).

Investments were transferred out of Level 3 during the period ended September 30, 2021 due to improvements in the quantity and quality of information, specifically the number of vendor quotes available to support the valuation of each investment and the reduced incidence of stale prices, as assessed by the Adviser.

The following is a summary of the Fund's valuation techniques and significant amounts of unobservable inputs used in the Fund’s Level 3 securities as of September 30, 2021:

Investment Type	Fair Value at September 30, 2021		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)	Direction Change in Fair Value Resulting from Increase in Unobservable Inputs (a)
Assets
Senior Loans	$48,637,524		Discounted cash flows (income approach)	Comparative yield	5.98 - 8.90 (7.43)	Decrease
	$2,941,138		Purchase price		98.00 (98.00)	Increase
	$2,493,750		Recoverability	Collateral value	314 (314)	Increase
	$2,715,963		Market comparable companies	EBITDA multiple	9.03 - 10.63 (10.03)	Increase
	$42,116,743		Third-party vendor pricing service	Broker quotes	N/A	Increase
	$98,905,118
Common Stocks	$46,875		Market comparable companies	EBITDA multiple	9.03 (9.03)	Increase
Total Assets	$98,951,993
Liabilities
Unfunded Commitments	$(27,697	)*	Discounted cash flows (income approach)	Comparative yield	6.78 - 8.41 (7.27)	Decrease
Total	$98,924,296

* Unfunded commitments are presented at net unrealized appreciation (depreciation).

(a) This column represents the direction change in the fair value of Level 3 securities that would result from an increase to the corresponding unobservable inputs. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases of these inputs could result in significantly higher or lower gain value determination.

Note 3 - Securities and Other Investments

The Fund’s portfolio primarily consists of some combination of the following types of investments:

Syndicated Loans — Syndicated loans are typically underwritten and syndicated by large commercial and investment banks. These loans may be recently originated by such banks pursuant to the originating bank’s, or lead arranger’s, underwriting standards applicable to corporate borrowers at the time of issuance. The Fund may purchase syndicated loans either in the primary market in connection with their syndication or in the secondary market. In most cases, syndicated loans will be secured by specific collateral of the issuer. In general, most of the syndicated loans purchased by the Fund will be current on principal and interest payments at the time of purchase. However, the Fund can purchase syndicated loans that are not current on principal and are likely to default. In addition, syndicated loans held by the Fund may at times cease being current on principal and interest payments. When all or a portion of a loan held by the Fund has not yet settled, the Fund does not accrue interest on such a loan until the settlement date at which point LIBOR or Prime will be established.

Middle Market “Club” Loans — Middle market “club” loans are loans made to upper middle market companies that may not have access to traditional capital markets. Middle market “club” loans are distinct from customary direct lending loans described herein in that they are generally more liquid, often rated by a third party and funded by more than one lender, often a “club” of unaffiliated lenders. Middle market “club” loans held by the Fund will consist of first lien senior secured loans.

Direct Lending — The Fund may invest in sponsor-backed, first lien senior secured directly originated loans (including “unitranche” loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position) of middle-market U.S. companies. Direct lending middle market loans are generally illiquid, unrated and funded by one affiliated lender group.

Asset-Based Loans — Asset-Based loans are loans that are secured by collateral consisting of inventory, accounts receivable, machinery/equipment, real estate, intellectual property/brands and/or other assets owned by the borrower(s) where by the underlying loan will be underwritten by the value of the collateral. These loans are highly structured and typically include frequent monitoring including but not limited to financial and collateral reporting. The term loans are provided to both private and public borrowers with varying ownership structures.

High Yield Bonds — The Fund may invest in high yield bonds, which are securities rated below Baa by Moody’s, or below BBB by S&P and Fitch and unrated debt securities and other types of credit instruments of similar quality, commonly referred to as “junk bonds.” Such securities are predominately speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The ratings of S&P represent its opinion as to the credit quality of the securities it undertakes to rate. It should be emphasized, however, the ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market price risk of these securities. In seeking to achieve its investment objective, the Fund depends on credit analysis to identify investment opportunities.

Note 4 - Unfunded Commitment/Delayed Draw Loan Commitment

As of September 30, 2021, the Fund had the following unfunded loan commitments outstanding, which could be extended at the option of the borrower:

Loan	Principal Amount	Value	Net Unrealized Appreciaton (Depreciation)
A&A Global Imports LLC, Revolver	$23,965	$23,725	$240
Advanced Web Technologies, Delayed Draw Term Loan - First Lien	315,327	315,327	6,307
Anne Arundel Dermatology Management LLC, Delayed Draw Term Loan - First Lien	144,064	143,344	2,161
Apex Service Partners LLC, Revolver - First Lien	32,805	32,477	241
Apex Service Partners LLC, Delayed Draw Term Loan - First Lien	666,667	660,000	(857)
CC Amulet Management, LLC, Delayed Draw Term Loan - First Lien	307,436	302,824	(3,074)
CC Amulet Management, LLC, Revolver	31,688	31,213	-
Cedar Services Group LLC, Delayed Draw Term Loan - First Lien	330,189	325,236	-
Cedar Services Group LLC, Revolver	26,738	26,337	-
Community Based Care Acquisition, Inc., Delayed Draw Term Loan - First Lien	914,634	896,341	(9,147)
Community Based Care Acquisition, Inc., Revolver	256,098	250,976	(2,561)
ConvenientMD, Initial Delayed Draw Term Loan - First Lien	546,875	538,672	(5,469)
ConvenientMD, Revolver	50,000	49,250	-
iLending LLC, Revolver	35,036	35,036	526
Integrated Pain Management Medical Group, Inc., Delayed Draw Term Loan - First Lien	101,138	99,115	-
Newcleus LLC, Delayed Draw Term Loan - First Lien	296,610	292,161	(2,228)
Newcleus LLC, Revolver	34,803	34,281	(1)
PDF Tron Systems, Inc., Delayed Draw Term Loan - First Lien	132,968	130,309	-
Socius Insurance Services, Inc., Delayed Draw Term Loan - First Lien	767,544	752,193	(7,676)
Superhero Fire Protection LLC, Delayed Draw Term Loan - First Lien	347,826	342,609	-
Superhero Fire Protection LLC, Revolver	23,983	23,623	-
TMA Buyer LLC, Delayed Draw - First Lien	615,944	606,705	(6,159)
TMA Buyer LLC, Revolver	153,986	151,676	-

Delayed draw loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policy.